Statement of Additional Information (SAI) Supplement American Century Variable Portfolios II, Inc. (SAI dated May 1, 2016)
Supplement date June 14, 2016

The following replaces the entries for Anne Casscells and Jonathan D. Levin in the Management chart under Board of Directors on page 27 of the SAI.

Name (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years

Anne Casscells(1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001-present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009-present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000-present); Chair, Department of Economics, Stanford University (2011-2014)	45	None

The Advisory Board section on page 29 of the SAI is deleted.

Additionally Anne Casscells is added as a member of the Portfolio Committee and Audit and Compliance Committee and Jonathan D. Levin is added as a member of the Client Experience Oversight Committee in the Board Leadership Structure and Standing Board Committees section in the SAI.

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CL-SPL- 89763